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DRAWN BY AND RETURN TO:


Hunton & Williams
600 Peachtree Street
Suite 4100
Atlanta, Georgia  30308


STATE OF ALABAMA

COUNTY OF DEKALB


                       AMENDED, RESTATED AND CONSOLIDATED
                 FIRST ASSIGNMENT OF LESSEE'S INTEREST IN LEASE


         THIS AMENDED, RESTATED AND CONSOLIDATED FIRST ASSIGNMENT OF LESSEE'S INTEREST IN LEASE (this "Assignment"), made this 20th day of December 1996 by RIDGEVIEW, INC., a North Carolina corporation (hereinafter referred to as "Assignor") to NATIONSBANK, N.A. (SOUTH) (hereinafter referred to as "Assignee").

         Assignor has previously executed and delivered (1) that certain First Assignment of Lessee's Interest in Lease dated January 10, 1995 in favor of NationsBank, N.A. (Carolinas), as predecessor-in-interest of Assignee, recorded at Misc. Book 410, Page 68 and UCC file number 180270, DeKalb County, Alabama records (the "First Assignment"), and (2) that certain Second Assignment of Lessee's Interest in Lease dated January 10, 1995 in favor of NationsBank of Georgia, N.A., as predecessor-in-interest of Assignee, recorded in Misc. Book 410, Page 81 and UCC file number 180271, DeKalb County, Alabama records, as modified by First Amendment to Second Assignment of Lessee's Interest in Lease dated June 11, 1996, recorded at Misc. Book 102, Page 141 and UCC file number 199371, aforesaid records, and by Second Amendment to Second Assignment of Lessee's Interest in Lease dated September 6, 1996, recorded at Misc. Book 104, Page 4 and UCC file number 100714, aforesaid records (as so amended, the "Second Assignment").

         In connection with the amendment and restatement of the Loan Agreement (as defined in the First Assignment) and the Loan Agreement (as defined in the Second Assignment) in the form of that certain Amended and Restated Loan and Security Agreement dated as of December 20, 1996 between Assignor and certain of its subsidiaries as borrowers and


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Assignee as lender and the issuance thereunder of an Amended, Restated and
Consolidated Term Note in exchange for, but not in extinguishment of the indebtedness evidenced by, the Note (as defined in the First Assignment) and that certain Term Note dated June 28, 1995 made by Assignor in favor of NationsBank of Georgia, N.A., as predecessor-in-interest of Assignee, in the original principal amount of $1,000,000 and of an Amended and Restated Revolving Credit Note in exchange for, but not in extinguishment of the indebtedness evidenced by, the Note (as defined in the Second Assignment), the parties hereto have agreed to amend, restate and consolidate the First Assignment and the Second Assignment in the form of this Assignment; PROVIDED that the parties do not intend this Assignment and the transactions contemplated hereby, and this Assignment and the transaction contemplated hereby shall not be deemed, to constitute a novation of any of the obligations secured by the First Assignment or the Second Assignment.


                              W I T N E S S E T H:

         FOR VALUE RECEIVED, and as additional security for the indebtedness hereinafter mentioned, Assignor does hereby assign, set over, transfer, convey and deliver unto Assignee, and does hereby grant to Assignee a security interest in, all of Assignor's right, title and interest in and to that certain Lease dated as of November 1, 1978 by and between the Industrial Development Board of the City of Fort Payne, as Lessor, and Niota Textile Mills, Company, Incorporated, as Lessee, as recorded in the Office of Judge of Probate of DeKalb County, Alabama in Deed Book 267 at Pages 291-345 (the "Lease"), the Assignor's leasehold interest in said Lease having been assigned by Niota Textile Mills, Company, Incorporated to Assignor as of the 13th day of August, 1992, said assignment being recorded in said Probate Office in Misc. Book 52 at Page 50. It is the intention of Assignor to hereby assign to Assignee all right, title and interest of Assignor in and to the Lease, whether or not the same have been exercised, and whether or not the same are presently exercisable, including but not limited to the following:

                  (1) The right of occupation and enjoyment of the demised premises for the remaining term of the Lease;

                  (2) The right to exercise the options granted in Article IX of the Lease;

                  (3) The right to assign or sublease all or any part of the demised premises for or during the remaining term of the Lease in accordance with Section 6.1 of the Lease; and

                  (4) Any and all rights of Assignor as Lessee of the Lease contained or implied therein and not hereinbefore specifically enumerated.

         The term of this Assignment shall be until (i) that certain Term Note and Revolving Credit Note, each as defined under that certain Amended and Restated Loan and Security




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Agreement dated as of December 20, 1996 between Assignor and certain of its
Subsidiaries as borrowers and Assignee as Lender (as amended, modified, supplemented or restated from time to time, the "Loan Agreement", unless otherwise defined herein, terms defined in the Loan Agreement being used herein as therein defined), shall have been fully paid and satisfied and all other Secured Obligations shall have been satisfied, and (ii) the Revolving Credit Facility has been terminated, at which time this Assignment is to be canceled and released.

         AND TO THAT END, Assignor does hereby further assign, set over, transfer and convey and deliver unto Assignee all of Assignor's right, title and interest in the Lease and all lease agreements, addenda and amendments thereto and ratification and modifications thereof.

         And Assignor does hereby authorize and empower Assignee, at the option of Assignee: (1) to exercise any option to renew or purchase granted to the lessee of the Lease and inuring to the benefit of Assignor, and (ii) to collect any rents payable by any subtenant of Assignor under all of the said subleases as they shall become due, and Assignor does hereby direct each and all of the subtenants of the aforesaid premises, if any, to pay such rents as may now be due or shall hereafter become due to Assignee upon demand for payment therefor by Assignee.

         It is understood and agreed, however, that no such demand shall be made unless and until a Default or Event of Default shall have occurred and be continuing; and, until such demand is made, Assignor is authorized to collect or continue collecting rent from any and all subtenants, as aforesaid by Assignor, its successors and assigns, and Assignor will not collect, demand or receive any installments of rent in advance of the date prescribed in said sublease or subleases for the payment thereof.

         The authority and power of Assignee to collect said rents from said property as set forth herein may be exercised and said rents collected with or without the taking of possession of said real property, or any part thereof, and without the necessity of any action upon any Note or the Loan Agreement or an action upon this Assignment directly against any subleases assigned herewith.

         And in furtherance of this Assignment, Assignor does hereby specifically authorize and empower Assignee, by its employees, agents or representatives, at the option of Assignee, upon the occurrence of any Default or Event of Default as aforesaid, to enter upon the aforesaid premises and, upon such entry, to take over and assume the tenancy of Assignor and the management, operation and maintenance of said premises and to perform all acts necessary and proper in its sole discretion and to expend such sums as may be necessary in connection therewith. Assignor does hereby release all claims against Assignee arising out of such assumption of the tenancy or management, operation and maintenance, excepting the liability of Assignee to account as hereinafter set forth.




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         Assignor hereby covenants with Assignee that, in the event Assignor exercises any option contained in the Lease to purchase the demised premises, or any part thereof, such that Assignor becomes the owner of the fee ownership, or any lesser possessory interest in said property not limited in time, of the real property described on Exhibit "A" hereto or any portion thereof, that Assignor will execute and deliver in favor of Assignee a mortgage encumbering said property and securing the payment of the Secured Obligations according to the terms of the Notes and the Loan Agreement.

         This Assignment is given as additional security for the performance of each and all of the Secured Obligations.

         Assignee shall, after payment of all proper charges and expenses, including reasonable compensation to such agents, employees or representatives as shall be selected or employed, and after the accumulation of a reasonable reserve to meet taxes, assessments, utility rents, and fire and extended coverage and liability insurance in requisite amounts, credit the next amount of income received by Assignee from the premises by virtue of this Assignment to any amounts due and owing to Assignee by Assignor under the terms of any Note or the Loan Agreement, but the manner of the application of such net income and what items shall be credited shall be determined in the sole discretion of the Assignee.

         It is further covenanted and agreed that Assignor and its successors and assigns shall have no right, power or authority to (and Assignor covenants and agrees with the Assignee that Assignor will not) alter, modify, or amend the terms of the Lease without first obtaining the advance consent of Assignee in writing to such alteration, modification or amendment.

         Assignee shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Assignor under the Lease, and Assignor hereby agrees to indemnify Assignee for, and to save it harmless from, any and all liability arising from said Lease, or from this Assignment, and this Assignment shall not place any responsibility for the control, care, management or repair of said premises upon Assignee, or make Assignee responsible or liable for any negligence in the management, operation, upkeep, repair or control of said premises resulting in loss or injury or death to any tenant, licensee, employee or stranger.

         It is further covenanted and agreed that Assignor shall keep, observe and perform all of the covenants on the part of the Lessee to be kept, observed and performed under the Lease affecting any portion of the premises. If Assignor fails to keep, observe and perform any covenant of the Lease, Assignee shall have the right, at its option, to keep, observe and perform such covenant on behalf of Assignor, or to declare with or without notice, the entire principal balance of the Notes and the other Secured Obligations, plus accrued interest thereon, immediately due and payable and avail itself of any and all remedies at law, in equity or provided for in the Loan Agreement, in the event of a Default or Event of Default. In the event that Assignee should exercise its option to keep, observe or perform any of the Assignor's obligations under this Lease, it shall be entitled to recover from Assignor




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immediately upon demand any expenses incurred or amounts advanced in performing such covenants. Should Assignor fail to repay Assignee any such expenses or advances as herein provided, Assignee may, at its option, with or without notice, exercise any of the foregoing remedies available in the event of a Default or Event of Default.

         IT IS UNDERSTOOD AND AGREED that neither the existence of this Assignment nor the exercise of its privileges hereunder, shall be construed as a waiver by Assignee or its successors and assigns of the right to enforce payment of the indebtedness evidenced by the Notes and the other Secured Obligations in strict accordance with the terms and provisions of the Notes and the Loan Agreement, for which this Assignment is given as security.

         IT IS FURTHER UNDERSTOOD AND AGREED that the parties hereto have entered into this Assignment solely to amend, restate and consolidate the First Assignment and the Second Assignment. The parties do not intend this Assignment or the transactions contemplated hereby to be, and this Assignment and the transactions contemplated hereby shall not be construed to be, a novation of any of the Secured Obligations, including, without limitation, under the Note under and as defined in the First Assignment or the Note under and as defined in the Second Assignment. Further, the parties do not intend this Assignment or the transactions contemplated hereby to affect priority of any of Assignee's liens in any collateral securing the Secured Obligations in any way, including but not limited to the liens, security interests and encumbrances created by the First Assignment or the Second Assignment.

         The provisions hereof shall inure to the benefit of and be binding upon the parties hereto, their permitted successors and assigns.

         This Assignment shall be governed by, and construed in accordance with, the laws of the State of Alabama.



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         IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be duly executed under seal as of the date first above written.


ATTEST:                                   RIDGEVIEW, INC., a North
                                          Carolina corporation


By:__________________________              By:__________________________
Name:________________________                    Hugh R. Gaither
Title:_______________________                    President




                                          NATIONSBANK, N.A. (SOUTH)


                                          By:__________________________
                                                Scott K. Goldstein
                                                President






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STATE OF ____________________

COUNTY OF ___________________

         I, the undersigned authority, a Notary Public in and for said county in said state, hereby certify that Hugh R. Gaither, whose name as President of RIDGEVIEW, INC., a North Carolina corporation, is signed to the foregoing Amended, Restated and Consolidated Assignment of Lessee's Interest in Lease, and who is known to me, acknowledged before me on this day that, being informed of the contents of same, he executed the same, with full authority for and as the act of said corporation on the day same bears date.

         Given under my hand and official seal this ___ day of December, 1996.



                                           -----------------------------
                                                     Notary Public





STATE OF ____________________

COUNTY OF ___________________

         I, the undersigned authority, a Notary Public in and for said county in said state, hereby certify that Scott K. Goldstein, whose name as Vice President of NATIONSBANK, N.A. (SOUTH), a national banking association, is signed to the foregoing Amended, Restated and Consolidated Assignment of Lessee's Interest in Lease, and who is known to me, acknowledged before me on this day that, being informed of the contents of same, he executed the same, with full authority for and as the act of said national banking association on the day same bears date.

         Given under my hand and official seal this ___ day of December, 1996.



                                             -----------------------------
                                                     Notary Public



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